GOLDMAN SACHS ETF TRUST

Goldman Sachs Ultra Short Bond ETF

(the “Fund”)

Supplement dated July 28, 2025 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),

each dated December 29, 2024, as supplemented to date

Effective on July 29, 2025 (the “Effective Date”), Tasneem Nalwala and John Olivo will begin serving as portfolio managers for the Fund. David Westbrook and Todd Henry will continue to serve as portfolio managers for the Fund.

Accordingly, on the Effective Date, the Fund’s disclosures are modified as follows:

The following replaces, in its entirety, the “Portfolio Managers” subsection of the “Goldman Sachs Ultra Short Bond ETF—Summary—Portfolio Management” section of the Prospectus and the second paragraph of the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers: Todd Henry, Vice President, has managed the Fund since April 2021; David Westbrook, Vice President, has managed the Fund since April 2019; Tasneem Nalwala, Vice President, has managed the Fund since July 2025; and John Olivo, Managing Director, has managed the Fund since July 2025.

The following rows are added to the table in the “Service Providers—Fund Managers” section of the Prospectus:

Tasneem Nalwala Vice President	Portfolio Manager— Goldman Sachs Ultra Short Bond ETF	Since 2025	Ms. Nalwala joined the Investment Adviser in 2018. She is a portfolio manager on the U.S. Fixed Income Team and joined the Short Duration team in April 2020.
John Olivo Managing Director	Portfolio Manager— Goldman Sachs Ultra Short Bond ETF	Since 2025	Mr. Olivo joined the Investment Adviser in 1995. He is a portfolio manager on the U.S. Fixed Income Team.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

ULTSBOJULSTK 07-25